                                                                    Exhibit 24.1

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        EXECUTED as of June 6, 1996.


/s/  Jeffrey A. Cole                        Chairman, Chief Executive Officer,
---------------------------                 Chief Financial Officer and Director
         Signature                          ------------------------------------
                                                            Title



   Jeffrey A. Cole
--------------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        EXECUTED as of June 6, 1996.

                                            President, Chief Operating Officer,
/s/ Brian Smith                             and Director
-----------------------                     -----------------------------------
         Signature                          Title




    Brian Smith
----------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        EXECUTED as of June 6, 1996.


/s/ Timothy F. Finley                         Director
-----------------------                     -----------------------------------
         Signature                                     Title



    Timothy F. Finley
-----------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        EXECUTED as of June 6, 1996.


/s/ Irwin N. Gold                            Director
-----------------------                     -----------------------------------
         Signature                                       Title



    Irwin N. Gold
-----------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        EXECUTED as of June 6, 1996.


/s/ Peter V. Handal                                 Director
-----------------------                     -----------------------------------
         Signature                                              Title



    Peter V. Handal
-----------------------
         Name

                           DIRECTOR AND/OR OFFICER OF
                            COLE NATIONAL CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                POWER OF ATTORNEY


        The undersigned director and/or officer of Cole National Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Joseph Gaglioti and Wayne Mosley, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more Registration Statement(s) on Form S-8 relating to the registration for sale of the Corporation's Class A Common Stock, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

        EXECUTED as of June 6, 1996.


/s/ Charles A. Ratner                                   Director
-------------------------                          -----------------------------
         Signature                                         Title



    Charles A. Ratner
------------------------
         Name